SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO._____)

      Filed by the Registrant                                          [X]

      Filed by a Party other than the Registrant                       [ ]

    [ ]  Preliminary Proxy Statement

    [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

    [X]  Definitive Proxy Statement

    [ ]  Definitive Additional Materials

    [ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 MEDAMICUS, INC.
                 -----------------------------------------------
                 (Name of Registrant as Specified in its Charter


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of filing Fee (Check the appropriate box):

[X]    No fee required

[ ] Fee computed on table below per Exchange Act Rule ss. 14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

          (5)  Total fee paid          $
                                       -----------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing..

          (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:


          ----------------------------------------------------------------------

          (3)  Filing Party:


          ----------------------------------------------------------------------

          (4)  Date Filed:


          ----------------------------------------------------------------------

                                 MEDAMICUS, INC.
                              15301 HIGHWAY 55 WEST
                            PLYMOUTH, MINNESOTA 55447

                                 (612) 559-2613

                         ==============================

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 1999

                         ==============================

                                     NOTICE

To the Holders of Common Stock of MedAmicus, Inc.:

         The Annual Meeting of Shareholders of MedAmicus, Inc. (the "Company") will be held at the Crown Plaza Northstar Hotel, 618 2nd Avenue South, Minneapolis, Minnesota 55402, on Thursday, April 29, 1999 at 3:30 p.m. Minneapolis time, for the following purposes:

         1. To set the number of directors at four and elect four directors for a term of one year.

         2 To ratify the appointment of independent auditors for the current fiscal year.

         3 To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Company's Board of Directors has fixed the close of business on March 17, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors


                                       James D. Hartman
                                       SECRETARY
March 29, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                 MEDAMICUS, INC.
                              15301 Highway 55 West
                            Plymouth, Minnesota 55447
                                 (612) 559-2613

                                 ===============

                                 PROXY STATEMENT

                                 ===============

                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 1999

         This Proxy Statement is furnished to shareholders of MedAmicus, Inc., a Minnesota corporation ("MedAmicus" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Thursday, April 29, 1999 at 3:30 p.m. Minneapolis time at the Crown Plaza Northstar Hotel, 618 2nd Avenue South, Minneapolis, Minnesota 55402, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first mailed to shareholders of the Company on or about March 29, 1999.

                     SOLICITATION AND REVOCATION OF PROXIES

         The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, but such persons will not be specifically compensated for such services.

         Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon. If no specification is indicated on a proxy, such proxy will be voted in favor of Proposals 1 and 2 described herein.

                          VOTING SECURITIES AND RIGHTS

         Only shareholders of record at the close of business on March 17, 1999 are entitled to execute proxies or to vote at the annual meeting. As of said date there were outstanding 4,112,274 shares of the Company's common stock, $.01 par value per share (the "Common Shares"). Each holder of Common Shares is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Shares present has voted affirmatively.

OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information as of March 17, 1999 with respect to the Company's Common Shares beneficially owned by each director, by each nominee for director, by each person known to the Company to beneficially own more than five percent of the Company's Common Shares based solely upon filings made by such persons under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"), by each executive officer set forth in the compensation table and by all executive officers and directors as a group.

                                                       AMOUNT AND NATURE OF              PERCENTAGE OF OUTSTANDING
    NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)(2)                    SHARES(2)
---------------------------------------------    ----------------------------------    -------------------------------
Richard L. Little                                           387,400(3)                                           9.4%
6200 Upland Lane North
Maple Grove, MN 55391

James D. Hartman                                            143,450(4)                                           3.4%
15301 Highway 55 West
Plymouth, MN 55447

Richard W. Kramp                                              8,000(5)                                              *
575 Navajo Road West
Medina, MN 55340

Richard F. Sauter                                            12,400(5)                                              *
205 Kentucky Ave. North
Golden Valley, MN 55427

Perkins Capital Management, Inc.                            487,000(6)                                          11.8%
730 East Lake Street
Wayzata, MN 55391-1769

Okabena Partnership K                                       243,750(6)                                           5.9%
5140 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

All Officers and Directors                                  726,030(7)                                          17.0%
As a Group (8 persons)

* Less than 1%

(1) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person.

(3) Includes 3,000 shares which Mr. Little has the right to acquire within 60 days pursuant to options granted under the Non-Employee Director Stock Option Plan. Does not include approximately 30,000 shares owned by Mr. Little's adult children, as to which he disclaims beneficial ownership.

(4) Includes (i) 80,000 shares that Mr. Hartman has the right to acquire within 60 days at $1.275 per share pursuant to outstanding options;
         (ii) 7,500 shares that Mr. Hartman has the right to acquire within 60 days at $3.625 per share pursuant to outstanding options; (iii) 7,200 shares that Mr. Hartman has the right to acquire within 60 days at $3.25 per share pursuant to outstanding options; (iv) 6,500 shares that Mr. Hartman has the right to acquire within 60 days at $1.50 per share pursuant to outstanding options and (v) 500 shares owned by Mr. Hartman's spouse over which she exercises sole voting and investment control. Does not include 500 shares owned by Mr. Hartman's adult child, as to which he disclaims beneficial ownership.

(5) Consists of shares which such director has the right to acquire within 60 days pursuant to options granted under the Non-Employee Director Stock Option Plan.

(6) Based upon statements filed with the Securities and Exchange Commission under Section 13(d) or 13(g) of the Securities Exchange Act of 1934.

(7) See footnotes 3 through 5 above. Also includes 39,750 shares that officers have the right to acquire within 60 days pursuant to outstanding options.

                                   PROPOSAL 1:

                         ELECTION OF BOARD OF DIRECTORS

         The Board of Directors has set the number of directors at four. All four directors are to be elected at the annual meeting to serve until the 2000 annual meeting of shareholders. The Board of Directors has nominated the following persons for election:

  RICHARD L. LITTLE, JAMES D. HARTMAN, RICHARD W. KRAMP AND RICHARD F. SAUTER.

         All of the nominees for election as directors are presently directors of the Company. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. It is the intention of the individuals named as proxies to vote for the nominees. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

         The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to elect each director.

         Information regarding the persons nominated for election as directors is as follows:

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS


            NOMINEE AND PRINCIPAL OCCUPATION            AGE     DIRECTOR SINCE
            ----------------------------------------   -----    --------------

            Richard L. Little                           65           1981
               Retired

            James D. Hartman                            53           1991
               President and Chief Executive Officer
               MedAmicus, Inc.

            Richard W. Kramp                            53           1991
               President and Chief Operating Officer
               ATS Medical, Inc.

            Richard F. Sauter                           57           1992
               Assistant Professor of Marketing
               University of St. Thomas


         RICHARD L. LITTLE is the founder of the Company and has been a director since its incorporation in August 1981. Mr. Little was the Chief Executive Officer and President of the Company from inception until his retirement on February 9, 1995. The Company commenced operations in 1985. In 1983, Mr. Little co-founded Arden Medical Systems, Inc., a Company based in St. Paul, Minnesota which developed a clinical chemistry analyzer, and from March 1983 to March 1985 served as its Vice President of Operations.

         JAMES D. HARTMAN was elected Chief Executive Officer in February 1996 and President of the Company in February 1995. Mr. Hartman has been Chief Financial Officer of the Company since January 1991 and has been Secretary and a director of the Company since March 1991. Mr. Hartman also served as Executive Vice President of the Company from April 1993 until February 1995. From May 1989 to August 1990, Mr. Hartman served as Vice President-Finance for Viking Electric Supply, Inc., a distributor of electrical supplies and tools based in the Minneapolis, Minnesota area.

         RICHARD W. KRAMP became a director of the Company in October 1991. Mr. Kramp is currently the President, Chief Operating Officer and a director of ATS Medical, Inc. (formerly Helix Biocore, Inc.), a medical device manufacturer, and has served in those positions since March 1988. From May 1981 to March 1988, he served as Vice President of Sales and Marketing for St. Jude Medical, Inc., a medical device manufacturer.

         RICHARD F. SAUTER became a director of the Company in March 1992. Mr. Sauter is currently an Assistant Professor of Marketing at the University of St. Thomas, St. Paul, Minnesota and has been since September 1990. From April 1974 until March 1990, he served in various positions at Medtronic, Inc., a medical device manufacturer in Minneapolis, Minnesota, most recently as Corporate Vice President-New Ventures.

                        BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended December 31, 1998, the Board of Directors held six meetings. Each of the directors attended at least 75% of all of the meetings of the Board of Directors and applicable committees held while each was a director during such fiscal year.

         The Company has a Compensation Committee, presently consisting of Messrs. Kramp and Little which met once during the fiscal year ended December 31, 1998. The Compensation Committee may grant options pursuant to the Company's Stock Option Incentive Plan and its 1991 Non-Statutory Stock Option Plan. The Compensation Committee may also make recommendations with respect to officer compensation.

         The Company has an Audit Committee consisting of Messrs. Kramp and Sauter. The primary responsibilities of the audit committee are to oversee the Company's internal control structure and financial reporting activities and to review the annual audit plan. The Audit Committee met once with the Company's outside auditors during the fiscal year ended December 31, 1998.

         The Company does not have a nominating committee of the Board of Directors.

                REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

         Members of the Board of Directors receive $250 each quarter for their service as directors. Each of Messrs. Kramp and Sauter received options to purchase 5,000 Common Shares under the Company's 1992 Non-Employee Director Stock Option Plan (the "1992 Plan"). These options expired in February and March 1997, respectively, without being exercised. On April 25, 1996, the 1992 Plan was terminated and the shareholders approved the 1996 Non-Employee Director and Medical Advisory Board Stock Option Plan (the "1996 Plan"). Under the 1996 Plan, Messrs. Kramp and Sauter each received options to purchase 5,000 Common Shares, effective January 25, 1996. In addition, each of Messrs. Kramp, Sauter and Little received options to purchase 1,000 Common Shares on the date of the 1996 Annual Meeting of Shareholders. Messrs. Kramp, Sauter and Little each received options to purchase 1,000 Common Shares on the dates of the 1997 and 1998 Annual Meetings of Shareholders, and if each is reelected to the Board of Directors at the 1999 meeting, they will each receive an option to purchase an additional 1,000 shares. The exercise price of options under the 1996 Plan is 100% of the fair market value of the Common Shares on the date of grant and the term of options is ten years. The options are subject to vesting schedules and may become fully vested under certain circumstances constituting a change in control of the Company.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are elected to serve until their respective successors are elected or until their earlier death, resignation or removal. The present executive officers of the Company are:

NAME                            AGE                            POSITION
--------------------------    -------    ------------------------------------------------
James D. Hartman                53       President and Chief Executive Officer

Dennis S. Madison               55       Vice President of Quality and Regulatory Affairs

Mark C. Kraus                   35       Vice President and General Manager -
                                          Vascular Delivery Systems Division

David A. Liebl                  34       Vice President of Operations and Technology -
                                          Fiber Optic Division

Christina M. Temperante         47       Vice President and General Manager - Fiber
                                          Optic Division

      DENNIS S. MADISON was named Vice President of Quality and Regulatory Affairs in January 1999. Prior to that, he was Vice President-Administration and Regulatory Affairs from May 1995 to December 1998 and prior to that time served as Vice President-Research and Development of the Company from March 1988 and as a director of the Company from June 1987 to October 1991. From November 1983 until joining the Company, Mr. Madison served as Director of Quality Assurance of Arden Medical Systems, Inc.

      MARK C. KRAUS has been with the Company since February 1992. He was elected Vice President of Operations in January 1998 and was named Vice President and General Manager of the Vascular Delivery Systems Division in January 1999. Prior to that, he served as Director of Manufacturing from July 1996; Manufacturing Manager of the Optical Sensors Division from January 1995; Manufacturing Manager of the Vascular Access Division from November 1992; and Sales Engineer from February 1992. Mr. Kraus also held manufacturing engineering positions with GV Medical, Inc. and Honeywell, Inc. from 1987 to 1992.

      DAVID A. LIEBL has been with the Company since January 1992. He was elected Vice President of Research and Development in January 1998 and was named Vice President of Operations and Technology of the Fiber Optic Division in January 1999. Prior to that, he served as Director of Research and Development from July 1996; General Manager of the Vascular Access Division from August 1994; and Product Development Manager from January 1992. Prior to joining the Company, Mr. Liebl served as a Senior Engineer for GV Medical, Inc. and from 1986 to May 1990 in an engineering role for Honeywell, Inc.

      CHRISTINA M. TEMPERANTE has been with the Company since April 1998. She was hired as Vice President of Sales and Marketing and was named Vice President and General Manager of the Fiber Optic Division in January 1999. She spent the first twenty years of her career in various positions with 3M, most recently as Global Marketing Manager of the Medical Devices Division. In 1996, she left 3M to become Vice President of Sales, Marketing and Professional Services with Graseby Medical, Inc., a 3M spin-off company.

                             EXECUTIVE COMPENSATION

      The following information is given with respect to remuneration of James
D. Hartman who was elected President of the Company in February 1995 and Chief Executive Officer in January 1996. Other than Mr. Hartman, none of the executive officers of the Company received total annual salary and bonus in excess of $100,000 for the fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                  ---------------------------------   -----------------------
                                                                       OTHER ANNUAL     SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION             YEAR      SALARY ($)    COMPENSATION ($)(1)         OPTIONS (#)(2)(3)
----------------------------------      ----      ---------     ------------------      ---------------------
James D. Hartman, Chief                 1998       $130,000                   $667                     22,500
   Executive Officer and President      1997        108,000                    524                          0
                                        1996        119,278                    596                     12,000

(1) Consists of a matching contribution made by the Company to its 401(k) plan.

(2) The 22,500 options in 1998 consist of an option grant of 2,500 shares on May 1, 1993 at $3.625/share and an option grant of 20,000 shares on January 28, 1998 at $2.625/share. These options were re-priced on November 18, 1998 to $1.50/share

(3) On November 18, 1998 the board of directors elected to re-price all outstanding incentive options with an exercise price over $1.50/share down to $1.50/share. The board of directors elected to re-price the incentive options because they recognize the importance of stock options as a tool to attract and retain qualified personnel. The board of directors agreed on an option price that was 150% of the current market price on that day.

                      OPTION/SAR GRANTS DURING FISCAL YEAR

                              NUMBER OF SECURITIES     OPTIONS/SARS GRANTED
                          UNDERLYING OPTIONS/SAR's   TO EMPLOYEES IN FISCAL   EXERCISE OR      EXPIRATION
NAME                                   GRANTED (#)           YEAR              BASE PRICE         DATE
----------------------    ------------------------   ----------------------   ------------     ----------
James D. Hartman                            20,000          15.73%                  $1.50        1/28/06
                                             2,500          15.73%                   1.50        4/30/01

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following indicates the exercise of stock options or stock appreciation rights during the last completed fiscal year by executive officers named in the Summary Compensation Table. As of December 31, 1998, Mr. Hartman's stock options which remain unexercised had the following value, based on the difference between the option exercise price and the average bid and asked price of the Company's common stock on December 31, 1998, as quoted in the National Association of Securities Dealers Automated Quotation System:

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           SHARES ACQUIRED          VALUE   OPTIONS AT FISCAL YEAR-END      AT FISCAL YEAR-END ($)
NAME                       ON EXERCISE (#)   REALIZED ($)    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----------------------    ----------------   ------------   --------------------------     -------------------------
James D. Hartman                        0             $0          101,200 / 20,800                  $0 / $0

EMPLOYMENT AGREEMENT
         James D. Hartman has an employment agreement with the Company with an initial term through December 31, 1996. Since December 31, 1996, the agreement has continued on a month-to-month basis and may be terminated by either the Company or the employee upon thirty days written notice. The annual base salary of Mr. Hartman as set by the Board of Directors for 1999 is $130,000. In addition, the Company may terminate Mr. Hartman's employment for cause and upon his death or incapacity. The agreement contains non-competition, confidentiality and assignment of invention provisions benefiting the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders in 1998 were satisfied, except that Christina M. Temperante reported a purchase of Common Shares on Form 4 which constituted a late filing.

                                   PROPOSAL 2:
                             ENGAGEMENT OF AUDITORS

         At the annual meeting, a resolution will be presented to ratify the appointment by the Company's Board of Directors of McGladrey & Pullen, LLP, as independent auditors, to audit the financial statements of the Company for the current fiscal year and to perform other appropriate accounting services. McGladrey & Pullen, LLP has audited the financial statements of the Company as of and for the years ended December 31, 1995, 1996, 1997 and 1998.

         McGladrey & Pullen, LLP has advised the Company that it has no direct financial interest or material indirect financial interest in the Company.

         Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and will be available to respond to questions of the shareholders.

         The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve Proposal 2.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THE APPROVAL OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the Company's next annual meeting of shareholders must be received by the Secretary of MedAmicus, Inc., at the Company's executive offices in Plymouth, Minnesota, no later than November 30, 1999 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in its proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

                                  MISCELLANEOUS

         The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on said matters.

         It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the proxies by return mail.


                       By Order of the Board of Directors



March 29, 1999

                               MEDAMICUS, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                               MEDAMICUS, INC.
                            15301 HIGHWAY 55 WEST
                              PLYMOUTH, MN 55447

                           THURSDAY, APRIL 29, 1999
                                  3:30 P.M.

MEDAMICUS, INC.
15301 HIGHWAY 55 WEST
PLYMOUTH, MN 55447
                                                                         PROXY

The undersigned hereby appoints Richard L. Little and James D. Hartman, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of MedAmicus, Inc., a Minnesota corporation (hereinafter called the "Company"), to be held on Thursday, April 29, 1999 at 3:30 p.m., local time, and any adjournment thereof, and thereat to vote the undersigned's shares in the Company.

The undersigned hereby acknowledges receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, each dated March 29, 1999.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     SEE REVERSE FOR VOTING INSTRUCTIONS.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to MedAmicus, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


                               PLEASE DETACH HERE



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:   01 Richard L. Little  03 Richard W. Kramp
                            02 James D. Hartman   04 Richard F. Sauter


                   [ ] Vote FOR        [ ] Vote WITHHELD
                   all nominees        from all nominees


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

                                              ----------------------------------
                                              |                                |
                                              |                                |
                                              ----------------------------------

2. PROPOSAL TO APPROVE the engagement of McGladrey & Pullen, LLP as the independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1999.

                                              [ ]For   [ ] Against   [ ] Abstain


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Address Change? Mark Box [ ]
Indicate changes below:


                                                  Date ___________________, 1999

                                              ----------------------------------
                                              |                                |
                                              |                                |
                                              ----------------------------------
                                              Signature(s) in Box

                                              Please sign exactly as name
                                              appears at left. When shares are
                                              held by joint tenants, both should
                                              sign. When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by President or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.